UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2020 (May 8, 2020)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies with respect to their filing requirements as a result of the recent coronavirus (“COVID-19”) outbreak (the “SEC Order”). Cumberland Pharmaceuticals Inc. (“Cumberland,” “Company,” "we" or "our" ), will be relying on the SEC Order related to the timing of the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the "Quarterly Report") due to circumstances related to the COVID-19 outbreak.
As a result of COVID-19, Cumberland has been following the recommendations of health authorities to minimize exposure risk for the Company's employees for the past several weeks, including allowing employees to work remotely to the extent possible. This has impacted the normal interactions and collaborations among Cumberland's accounting and financial reporting personnel involved with the completion of the quarterly review and preparation of the Quarterly Report. This is impacting the timing of the review, preparation and completion of the Company's financial statements for the first quarter of 2020.
Although the Company can provide no assurance, Cumberland does plan to file the Quarterly Report on May 22, 2020, but, in any event, no later than June 29, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 15, 2020. If the Quarterly Report is filed by June 29, 2020, the filing will be deemed timely by the SEC.
The Company is updating its risk factor previously disclosed in the Company’s 10-K filed on March 22, 2020 with the following:
Our business could be adversely affected by natural disasters, public health epidemics, and other events beyond our control.
Our business has been adversely impacted by the recent coronavirus (“COVID-19”) outbreak which has affected more than 200 countries and has significantly disrupted the day-to-day activities of both individuals and companies. For example, we have been following the recommendations of health authorities to minimize exposure risk for our employees for the past several weeks, including allowing employees to work remotely to the extent possible. This has included our home office employees and our hospital and field based sales representatives. We rely on individuals and third-party organizations around the world to supply components, manufacture and distribute our products and execute our clinical trials. We may experience revenue loss, supply interruptions, time delays and incur unplanned expenses as a result of the impact of the ongoing COVID-19 pandemic.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: May 8, 2020	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer